UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2022 (February 10, 2022)

Mr. Cooper Group Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8950 Cypress Waters Blvd.
Coppell, TX 75019
(Address of Principal Executive Offices, and Zip Code)

469-549-2000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COOP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 10, 2022, Mr. Cooper Group Inc., a Delaware corporation (the “Company”) and Nationstar Mortgage LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (the “Transferor”) entered into a Contribution Agreement (the “Transaction Agreement”) with Sagent M&C, LLC, a Delaware limited liability company (“Sagent”), pursuant to which the Company will contribute, assign, transfer and convey (a) certain assets and liabilities of its servicing and subservicing technology platform for performing and non-performing mortgage loans (the “Mortgage Servicing Platform”) to Sagent in exchange for 200,760 Class A-1 Common Units of Sagent (subject to certain adjustments as set forth in the Transaction Agreement) and (b) sell, transfer and convey certain tangible personal property of the Transferor used in the conduct of the Mortgage Servicing Platform to Sagent in exchange for $9.875 million in cash (the “Transaction”).

The completion of the Transaction is subject to customary closing conditions, including (1) the expiration or termination of any and all waiting periods (and extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the Transaction and (2) the absence of any judgment or order from any governmental entity making the Transaction illegal, otherwise restraining or prohibiting consummation of the Transaction.  Each party’s obligation to consummate the Transaction pursuant to the Transaction Agreement is also subject to certain additional customary closing conditions, including (i) the accuracy of the representations and warranties of the other party, subject to specified materiality qualifications, (ii) performance or compliance in all material respects by the other party of its covenants and agreements under the Transaction Agreement and (iii) the absence of a material adverse effect with respect to the other party since the date of the Transaction Agreement that is continuing as of immediately prior to the closing.

The Transaction Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Transaction Agreement.

The Transaction Agreement contains certain termination rights, including the right of either the Transferor or Sagent to terminate the Transaction Agreement (i) if the Transaction is not consummated by June 10, 2022, (ii) if any law or order from a governmental entity prohibits consummation of the Transaction or (iii) if the other party is in material breach of its respective representations and warranties or covenants under the Transaction Agreement that would give rise to the failure of a closing condition (subject to a cure period).

The foregoing description of the Transaction Agreement is not complete and is qualified in its entirety by reference to the Transaction Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.  The representations, warranties and covenants set forth in the Transaction Agreement have been made only for the purposes of the Transaction Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts.  In addition, information regarding the subject matter of the representations and warranties made in the Transaction Agreement may change after the date of the Transaction Agreement.  Accordingly, the Transaction Agreement is included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company, the Transferor, Sagent, their subsidiaries or their businesses as of the date of the Transaction Agreement or as of any other date.

Item 8.01	Other Events.

On February 11, 2022, the Company issued a press release announcing the entry into the Transaction Agreement.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference herein.

The information set forth in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautions Regarding Forward Looking Statements

Certain statements herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.  Such forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will” and other similar words or expressions.  Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events and actual events may differ materially from historical results or current expectations.  The reader is cautioned not to place undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of the Company.  The forward-looking statements in this document address a variety of subjects including, for example, the closing of the Transaction and the potential benefits of the Transaction.  The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements:  the possibility that regulatory and other approvals and conditions to the Transaction are not received or satisfied on a timely basis or at all; the possibility that the Company may not fully realize the projected benefits of the Transaction; changes in the anticipated timing for closing the Transaction; business disruption during the pendency of or following the Transaction; diversion of management time on Transaction-related issues; the reaction of customers and other persons to the Transaction; and other events that could adversely impact the completion of the Transaction, including industry or economic conditions outside of the Company’s control.  In addition, actual results are subject to other risks and uncertainties that relate more broadly to the Company’s overall business, including those more fully described in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the fiscal year ended December 31, 2020 and subsequent quarterly reports on Form 10-Q.  The forward-looking statements in this document speak only as of this date.  The Company undertakes no obligation to revise or update publicly any forward-looking statement, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description
2.1	Contribution Agreement, dated as of February 10, 2022, by and among Nationstar Mortgage LLC, Sagent M&C, LLC and solely for the purposes set forth therein, Mr. Cooper Group Inc.*
99.1	Press Release
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mr. Cooper Group Inc.

Date: February 11, 2022	By:	/s/ Christopher G. Marshall
Christopher G. Marshall Vice Chairman, President & Chief Financial Officer